UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

AngioDynamics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York 12804
(Address of Principal Executive Offices) (Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On January 29, 2007, the stockholders of AngioDynamics, Inc. (the "Company") approved the issuance of shares of common stock of the Company, pursuant to the previously announced Agreement and Plan of Merger, dated as of November 27, 2006, as amended on December 7, 2006, as further amended January 16, 2007 (the "Merger Agreement"), by and among the Company, Royal I, LLC, a wholly owned subsidiary of the Company, and RITA Medical Systems, Inc. ("RITA"). Additionally, on January 29, 2007, the stockholders of RITA adopted the Merger Agreement and approved the transactions contemplated thereby (the "Merger"). Following the stockholder meetings of the Company and RITA, the parties consummated the Merger, as a result of which RITA became a wholly owned subsidiary of the Company.

As a result of the Merger, the Company issued, or will issue upon exercise of outstanding options and other convertible securities, approximately 9.8 million shares of common stock and paid an aggregate of approximately $22.8 million to the former stockholders of RITA. The exchange agent retained in connection with the Merger will be mailing a letter of transmittal and instructions for surrendering shares of RITA common stock in exchange for the merger consideration, to all RITA stockholders of record.

A copy of the Merger Agreement, which has been filed as Annex A to the Company’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the "SEC") on December 22, 2006, and is incorporated into this Item 2.01 by reference. A copy of Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 7, 2006, has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 8, 2006, is incorporated into this Item 2.01 by reference. A copy of Amendment No. 2 to the Agreement and Plan of Merger, dated as of January 16, 2007 has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 16, 2006, is also incorporated herein by reference.

A copy of the press release announcing the closing of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2007, upon the consummation of the Merger and in accordance with the Merger Agreement, the Company accepted the resignations of three of the members of its board of directors, Mr. Gregory D. Casciaro (who served on the Company’s Compensation Committee), Mr. Peter J. Graham and Mr. David P. Meyers, and appointed Mr. Vincent Bucci, Mr. Wesley E. Johnson, Jr. and Mr. Steve LaPorte (collectively, the "New Directors"), each of which had served as members of the RITA board of directors, to fill the vacancies created by such resignations. At this time, none of the New Directors have been appointed to a committee of the Company’s board of directors.

Forward-Looking Statements

This document and its attachments include "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as "may," "will," "predict," "project," "might," "expect," "believe," "anticipate," "plan," "intend," "potential," "could," "would," "should," "estimate," "seek," "continue," "pursue," or "our future success depends," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of the Company. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in the Company's reports filed with the SEC, including the Company's Form 10-K for the fiscal year ended June 3, 2006 and Form 10-Q for the period ended December 2, 2006: financial community and rating agency perceptions of the Company; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into the Company's operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company disclaims any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Item 9.01 – Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired. Audited Consolidated Financial Statements of RITA for the years ended December 31, 2003, 2004 and 2005 were previously reported in RITA's Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 15, 2006, and is incorporated herein by reference. Unaudited Consolidated Financial Statements of RITA were previously reported in RITA's Quarterly Report on Form 10-Q for the nine month period ended September 30, 2006, which was filed with the SEC on November 7, 2006, and is incorporated herein by reference.

(b)         Pro Forma Financial Information. The unaudited pro forma condensed combined balance sheet as of September 2, 2006, and the unaudited pro forma condensed combined statement of income for the three months ended September 2, 2006 and the year ended June 3, 2006, were previously reported in the Company’s Registration Statement on Form S-4 which was filed with the SEC on December 8, 2006, as amended December 22, 2006 and is incorporated herein by reference. The Company will file unaudited pro forma condensed combined financial statements for the nine month period ending March 3, 2007 in the Company’s Quarterly Report on Form 10-Q for such period.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: January 29, 2007	By:	/s/ Joseph G. Gerardi
Joseph G. Gerardi
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 29, 2007.